EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                   Asset-Backed Certificates, Series 2005-15

Goldman Sachs                   GSAA-05 15

===============================================================================

------------------------------------------
Stats
------------------------------------------
Count: 2071
Schedule Balance:  $517,595,142.79
Average Sched Bal:  $249,925.23
GrossWAC: 6.234
NetWAC: 5.979
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.643
Periodic CAP: 1.613
MAXRATE: 11.555
MINRATE: 2.432
MTR: 52.059
MARGIN: 2.432
DTI: 37.219
OLTV: 78.999
COLTV: 95.249
FICO: 714.983
------------------------------------------


------------------------------------------
Current Rate               Percent
------------------------------------------
4.501 - 5.000               0.54
5.001 - 5.500              13.21
5.501 - 6.000              31.17
6.001 - 6.500              26.69
6.501 - 7.000              17.65
7.001 - 7.500               8.47
7.501 - 8.000               2.05
8.001 - 8.500               0.21
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Scheduled Balance          Percent
------------------------------------------
0.01 - 50,000.00            0.11
50,000.01 - 100,000.00      1.92
100,000.01 - 150,000.00     8.09
150,000.01 - 200,000.00    12.39
200,000.01 - 250,000.00    14.67
250,000.01 - 275,000.00     7.29
275,000.01 - 350,000.00    24.37
350,000.01 - 400,000.00     9.52
400,000.01 - 450,000.00     4.78
450,000.01 - 500,000.00     5.63
500,000.01 - 550,000.00     3.15
550,000.01 - 600,000.00     3.30
600,000.01 - 750,000.00     3.69
750,000.01 - 850,000.00     0.30
850,000.01 - 950,000.00     0.17
950,000.01 - 1,000,000.00   0.38
1,250,000.01 - 1,500,000.00 0.25
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Original Term              Percent
------------------------------------------
360                       100.00
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
RemTerm                    Percent
------------------------------------------
353.000                     0.16
354.000                     0.06
355.000                     0.36
356.000                     1.33
357.000                     4.04
358.000                    22.32
359.000                    47.82
360.000                    23.92
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Am WAM                     Percent
------------------------------------------
0.000 - 59.999             94.18
300.000 - 359.999           5.34
------------------------------------------
360.000 >=                  0.48
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Age                        Percent
------------------------------------------
0                          23.92
1                          47.82
2                          22.32
3                           4.04
4                           1.33
5                           0.36
6                           0.06
7                           0.16
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
States                     Percent
------------------------------------------
CA                         33.70
FL                          8.80
VA                          7.17
AZ                          5.18
WA                          4.88
CO                          4.00
NV                          4.77
IL                          4.10
MD                          3.61
GA                          1.90
Other                      21.89
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Original LTV               Percent
------------------------------------------
0.001 - 50.000              0.19
50.001 - 60.000             0.74
60.001 - 70.000             3.35
70.001 - 75.000             3.64
75.001 - 80.000            91.98
80.001 - 85.000             0.10
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Combined LTV               Percent
------------------------------------------
0.001 - 50.000              0.15
60.001 - 70.000             0.15
70.001 - 75.000             0.37
75.001 - 80.000             1.27
80.001 - 85.000             2.46
85.001 - 90.000            25.35
90.001 - 95.000            23.48
95.001 - 100.000           46.76
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
FICO                       Percent
------------------------------------------
620.000 - 639.999           2.57
640.000 - 659.999           5.40
660.000 - 679.999          14.71
680.000 - 699.999          16.38
700.000 - 719.999          16.03
720.000 - 739.999          15.36
740.000 - 759.999          13.19
760.000 - 779.999           8.64
780.000 - 799.999           6.50
800.000 - 819.999           1.21
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
PMI                       Percent
------------------------------------------
OLTV <= 80 - NO MI         99.90
PMI MORTGAGE INSURANCE CO   0.05
UGIC                        0.06
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Property Type              Percent
------------------------------------------
2-4 FAMILY                  5.00
CONDO                      15.32
PUD                        30.97
SINGLE FAMILY              48.71
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Occupancy Code             Percent
------------------------------------------
NON OWNER                  12.60
OWNER OCCUPIED             82.26
SECOND HOME                 5.14
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Purpose                    Percent
------------------------------------------
CASHOUT REFI                6.04
PURCHASE                   85.44
RATE/TERM REFI              8.52
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Documentation Type         Percent
------------------------------------------
FULL/ALT                   29.48
NINA/NO DOC                 0.40
SISA                       10.12
SIVA                       60.01
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Interest Only              Percent
------------------------------------------
N                           5.82
Y                          94.18
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Interest Only Term         Percent
------------------------------------------
0.000                       5.82
36.000                      4.07
60.000                     53.56
84.000                      2.58
120.000                    33.98
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Silent                     Percent
------------------------------------------
Y                         100.00
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Prepay Flag                Percent
------------------------------------------
N                          72.97
Y                          27.03
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Prepay Term                Percent
------------------------------------------
0.000                      72.97
12.000                     10.33
24.000                      0.11
30.000                      0.04
36.000                     13.11
42.000                      0.30
60.000                      3.14
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
DTI                        Percent
------------------------------------------
<= 0.000                    0.56
0.001 - 10.000              0.35
10.001 - 20.000             2.18
20.001 - 30.000            10.76
30.001 - 40.000            51.99
40.001 - 50.000            32.68
50.001 - 60.000             1.38
60.001 - 70.000             0.10
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Conforming                 Percent
------------------------------------------
CONFORMING                 74.72
NON CONFORMING             25.28
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Arm Index                  Percent
------------------------------------------
1 YEAR LIBOR               59.62
1 YEAR TREASURY             0.10
6 MONTH LIBOR              40.27
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Margins                    Percent
------------------------------------------
2.001 - 2.500              67.27
2.501 - 3.000              32.66
3.001 - 3.500               0.08
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
First Adjustment Cap       Percent
------------------------------------------
2.000                       4.95
3.000                      10.45
5.000                      84.51
6.000                       0.09
------------------------------------------
Total:                    100.00
------------------------------------------


------------------------------------------
Periodic Cap               Percent
------------------------------------------
1.000                       38.74
2.000                       61.26
------------------------------------------
Total:                     100.00
------------------------------------------






------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 29, 2005 15:48                 Page 1 of 2

Goldman Sachs                   GSAA-05 15

===============================================================================


--------------------------------
Max Rate           Percent
--------------------------------
10.001 - 10.500      11.81
10.501 - 11.000      27.30
11.001 - 11.500      19.34
11.501 - 12.000      12.81
12.001 - 12.500      11.27
12.501 - 13.000       9.63
13.001 - 13.500       5.98
13.501 - 14.000       1.68
14.001 - 14.500       0.18
--------------------------------
Total:              100.00
--------------------------------


--------------------------------
Floor Rate         Percent
--------------------------------
2.001 - 2.500        67.27
2.501 - 3.000        32.63
3.001 - 3.500         0.10
--------------------------------
Total:              100.00
--------------------------------


--------------------------------
Months To Roll     Percent
--------------------------------
10.                   0.55
11.                   2.51
12.                   0.60
21.                   0.11
22.                   2.01
23.                   1.41
24.                   4.35
29.                   0.10
30.                   0.01
31.                   0.06
32.                   0.34
33.                   1.49
34.                   9.08
35.                   3.26
36.                   6.90
53.                   0.05
54.                   0.05
55.                   0.23
56.                   0.46
57.                   1.90
58.                   9.38
59.                  39.69
60.                   8.59
79.                   0.06
80.                   0.52
81.                   0.42
82.                   1.01
83.                   0.40
84.                   0.97
117.                  0.12
118.                  0.28
119.                  0.55
120.                  2.49
121.                  0.02
--------------------------------
Total:              100.00
--------------------------------


--------------------------------
Number of Units     Percent
--------------------------------
1                    94.96
2                     3.18
3                     1.29
4                     0.57
--------------------------------
Total:              100.00
--------------------------------


--------------------------------
Product Type        Percent
--------------------------------
1 YEAR ARM            3.67
10 YEAR ARM           3.46
2 YEAR ARM            7.88
3 YEAR ARM           21.25
5 YEAR ARM           60.36
7 YEAR ARM            3.39
--------------------------------
Total:              100.00
--------------------------------


--------------------------------
Self Employment Flag  Percent
--------------------------------
N                    79.59
Y                    20.41
--------------------------------
Total:              100.00
--------------------------------


--------------------------------
Originator          Percent
--------------------------------
COUNTRYWIDE          50.84
GREENPOINT           35.04
NATCITY              14.12
--------------------------------
Total:              100.00
--------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 29, 2005 15:48                 Page 2 of 2

Goldman Sachs                   GSAA-05 15

===============================================================================


------------------------------------
Stats
------------------------------------
Count: 792
Schedule Balance: $157,287,813.62
AverageSched Bal: $198,595.72
GrossWAC: 6.673
NetWAC: 6.388
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.473
Periodic CAP: 1.362
MAXRATE: 12.184
MINRATE: 2.645
MTR: 45.977
MARGIN: 2.644
DTI: 34.151
OLTV: 76.897
COLTV: 81.881
FICO: 722.183
----------------------------------


---------------------------------------
Current Rate              Percent
---------------------------------------
4.501 - 5.000                0.35
5.001 - 5.500                4.19
5.501 - 6.000               11.98
6.001 - 6.500               25.00
6.501 - 7.000               32.06
7.001 - 7.500               19.62
7.501 - 8.000                6.21
8.001 - 8.500                0.58
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Scheduled Balance         Percent
---------------------------------------
0.01 - 50,000.00             0.64
50,000.01 - 100,000.00       6.37
100,000.01 - 150,000.00     14.91
150,000.01 - 200,000.00     16.65
200,000.01 - 250,000.00     13.55
250,000.01 - 275,000.00      6.37
275,000.01 - 350,000.00     13.95
350,000.01 - 400,000.00      8.93
400,000.01 - 450,000.00      6.75
450,000.01 - 500,000.00      5.52
500,000.01 - 550,000.00      3.38
550,000.01 - 600,000.00      0.35
600,000.01 - 750,000.00      1.60
750,000.01 - 850,000.00      0.49
850,000.01 - 950,000.00      0.55
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Original Term             Percent
---------------------------------------
360                        100.00
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
RemTerm                   Percent
---------------------------------------
353.000                      0.39
355.000                      0.58
356.000                      2.06
357.000                      7.65
358.000                     48.01
359.000                     34.58
360.000                      6.73
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Am WAM                    Percent
---------------------------------------
0.000 - 59.999              85.44
300.000 - 359.999           14.11
360.000 >=                   0.45
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Age                       Percent
---------------------------------------
0                            6.73
1                           34.58
2                           48.01
3                            7.65
4                            2.06
5                            0.58
7                            0.39
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
States                    Percent
---------------------------------------
CA                          21.45
FL                          11.43
AZ                           6.49
NV                           5.72
VA                           7.65
TX                           2.60
CO                           3.73
WA                           4.16
IL                           4.17
MA                           4.18
Other                       28.42
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Original LTV              Percent
---------------------------------------
0.001 - 50.000               2.23
50.001 - 60.000              2.27
60.001 - 70.000             13.51
70.001 - 75.000             11.63
75.001 - 80.000             61.77
80.001 - 85.000              0.52
85.001 - 90.000              8.06
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Combined LTV              Percent
---------------------------------------
0.001 - 50.000               2.16
50.001 - 60.000              2.26
60.001 - 70.000             10.31
70.001 - 75.000              9.27
75.001 - 80.000             27.21
80.001 - 85.000              2.05
85.001 - 90.000             36.50
90.001 - 95.000             10.15
95.001 - 100.000             0.07
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
FICO                      Percent
---------------------------------------
620.000 - 639.999            1.39
640.000 - 659.999            4.03
660.000 - 679.999           13.38
680.000 - 699.999           14.92
700.000 - 719.999           16.52
720.000 - 739.999           13.88
740.000 - 759.999           11.96
760.000 - 779.999           11.63
780.000 - 799.999           10.44
800.000 - 819.999            1.85
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
PMI                       Percent
---------------------------------------
GEMICO                       0.50
MORTGAGE GUARANTY INSURANCE  0.06
CO
OLTV <= 80 - NO MI          91.41
PMI MORTGAGE INSURANCE CO    6.16
RADIAN                       0.81
REPUBLIC MORTGAGE INSUANCE   0.35
CO
TRIAD                        0.08
UGIC                         0.62
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Property Type             Percent
---------------------------------------
2-4 FAMILY                  21.12
CONDO                       11.25
PUD                         19.89
SINGLE FAMILY               47.73
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Occupancy Code            Percent
---------------------------------------
NON OWNER                  100.00
---------------------------------------
Total:                     100.00


---------------------------------------
Purpose                   Percent
---------------------------------------
CASHOUT REFI                20.36
PURCHASE                    71.15
RATE/TERM REFI               8.49
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Documentation Type        Percent
---------------------------------------
FULL/ALT                    31.23
NINA/NO DOC                  1.27
SISA                         0.30
SIVA                        67.20
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Interest Only             Percent
---------------------------------------
N                           14.56
Y                           85.44
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Interest Only Term        Percent
---------------------------------------
0.000                       14.56
36.000                       6.59
60.000                      28.77
84.000                       3.76
120.000                     46.32
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Silent                    Percent
---------------------------------------
N                           58.53
Y                           41.47
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Prepay Flag               Percent
---------------------------------------
N                           59.71
Y                           40.29
---------------------------------------
Total:                     100.00
---------------------------------------


---------------------------------------
Prepay Term               Percent
---------------------------------------
0.000                       59.71
12.000                       4.46
24.000                       0.27
30.000                       0.11
36.000                      30.58
42.000                       0.74
60.000                       4.13
---------------------------------------
Total:                     100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 29, 2005 15:55                 Page 1 of 2

Goldman Sachs                   GSAA-05 15

===============================================================================

-------------------------------------
DTI                   Percent
-------------------------------------
<= 0.000                 4.63
0.001 - 10.000           0.86
10.001 - 20.000          6.90
20.001 - 30.000         17.85
30.001 - 40.000         48.84
40.001 - 50.000         18.69
50.001 - 60.000          2.08
60.001 - 70.000          0.15
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Conforming            Percent
-------------------------------------
CONFORMING              80.31
NON CONFORMING          19.69
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Arm Index             Percent
-------------------------------------
1 YEAR LIBOR            39.19
6 MONTH LIBOR           60.81
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Margins               Percent
-------------------------------------
2.001 - 2.500           23.65
2.501 - 3.000           76.15
3.001 - 3.500            0.20
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
First Adjustment Cap  Percent
-------------------------------------
2.000                    9.16
3.000                   12.72
5.000                   77.86
6.000                    0.26
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Periodic Cap          Percent
-------------------------------------
1.000                   63.78
2.000                   36.22
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Max Rate                Percent
-------------------------------------
10.001 - 10.500          2.90
10.501 - 11.000          9.21
11.001 - 11.500         16.21
11.501 - 12.000         15.44
12.001 - 12.500         18.34
12.501 - 13.000         21.30
13.001 - 13.500         11.43
13.501 - 14.000          4.66
14.001 - 14.500          0.50
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Floor Rate              Percent
-------------------------------------
2.001 - 2.500           23.65
2.501 - 3.000           76.06
3.001 - 3.500            0.29
-------------------------------------
Total:                 100.00
-------------------------------------


-------------------------------------
Months To Roll          Percent
-------------------------------------
10.                      1.29
11.                      5.25
12.                      1.70
21.                      0.19
22.                      5.47
23.                      2.41
29.                      0.21
31.                      0.22
32.                      0.52
33.                      4.02
34.                     24.21
35.                      7.16
36.                      0.13
53.                      0.18
55.                      0.25
56.                      0.79
57.                      2.76
58.                     14.57
59.                     18.11
60.                      2.64
79.                      0.11
80.                      0.74
81.                      0.68
82.                      1.81
83.                      0.37
84.                      0.36
118.                     0.65
119.                     1.28
120.                     1.89
-------------------------------------
Total:                 100.00
-------------------------------------



-------------------------------------
Number of Units         Percent
-------------------------------------
1                         78.74
2                          9.96
3                          6.18
4                          5.12
-------------------------------------
Total:                   100.00
-------------------------------------


-------------------------------------
Product Type             Percent
-------------------------------------
1 YEAR ARM                 8.25
10 YEAR ARM                3.82
2 YEAR ARM                 8.07
3 YEAR ARM                36.48
5 YEAR ARM                39.30
7 YEAR ARM                 4.08
-------------------------------------
Total:                   100.00
-------------------------------------


-------------------------------------
Self Employment Flag     Percent
-------------------------------------
N                         61.08
Y                         38.92
-------------------------------------
Total:                   100.00
-------------------------------------


-------------------------------------
Originator               Percent
-------------------------------------
COUNTRYWIDE              23.07
GREENPOINT               55.31
NATCITY                  21.62
-------------------------------------
Total:                  100.00
-------------------------------------






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